UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): February 3, 2016
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square,
Grand Canal Harbour,
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On February 3, 2016, Accenture plc (“Accenture”) held its 2016 annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, Accenture’s shareholders approved amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan (as amended, the “Amended 2010 SIP”) and to the Accenture plc 2010 Employee Share Purchase Plan (as amended, the “Amended 2010 ESPP”), which had previously been approved by the Board of Directors of Accenture (the “Board”), subject to shareholder approval.

          The Amended 2010 SIP is substantially the same as the prior Amended and Restated Accenture plc 2010 Share Incentive Plan, except that it has been amended to (1) authorize an additional 9 million shares, (2) establish limits on the total annual compensation granted to Accenture’s non-employee directors for any fiscal year and (3) make other amendments, as described in Accenture’s definitive proxy statement for the Annual Meeting filed on December 11, 2015 (the “Proxy Statement”).

          The Amended 2010 ESPP is substantially the same as the prior Accenture plc 2010 Employee Share Purchase Plan, except that it has been amended to (1) authorize an additional 45 million shares and (2) make other amendments, as described in the Proxy Statement.

          The material terms of the Amended 2010 SIP and the Amended 2010 ESPP are described in the Proxy Statement, and the descriptions of the plans included in the Proxy Statement are incorporated herein by reference as Exhibits 99.1 and 99.2. The descriptions of the Amended 2010 SIP and Amended 2010 ESPP are qualified in their entirety by reference to the full text of the (1) Amended 2010 SIP, a copy of which is filed as Exhibit 10.1, and (2) Amended 2010 ESPP, a copy of which is filed as Exhibit 10.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          At the Annual Meeting, Accenture’s shareholders approved amendments to Accenture’s Memorandum and Articles of Association, which became effective February 3, 2016. The amendments (1) implement “proxy access” rights for eligible shareholders, (2) enhance the advance notice disclosure obligations applicable to shareholder nominees for election to the Board, (3) provide for a plurality voting standard in the event of a contested election, (4) grant the Board sole authority to determine its size and (5) make certain administrative amendments in connection with recent changes in Irish law.

          Requests to include shareholder-nominated director candidates in Accenture’s proxy statement for its 2017 annual general meeting of shareholders must be received by Accenture between July 17, 2016 and August 16, 2016.

          The amendments to Accenture’s Memorandum and Articles of Association are described in the Proxy Statement, and the descriptions of the amendments included in the Proxy Statement are incorporated herein by reference as Exhibits 99.3, 99.4 and 99.5. The descriptions of the amendments to Accenture’s Memorandum and Articles of Association are qualified in their entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

         On February 3, 2016, Accenture held its Annual Meeting. Accenture’s shareholders approved all of the proposals considered at the Annual Meeting. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by Accenture’s shareholders:

		For		Against		Abstained	Broker Non-Votes
1.	To re-appoint the following directors:
	Jaime Ardila	473,288,512	99.91%	408,754	0.09%	2,159,576	51,819,747
	Dina Dublon	469,930,503	99.20%	3,785,854	0.80%	2,140,485	51,819,747
	Charles H. Giancarlo	469,543,193	99.34%	3,137,752	0.66%	3,175,897	51,819,747
	William L. Kimsey	467,906,017	98.81%	5,655,327	1.19%	2,295,498	51,819,747
	Marjorie Magner	472,011,843	99.67%	1,544,201	0.33%	2,300,798	51,819,747
	Blythe J. McGarvie	468,220,694	98.87%	5,329,347	1.13%	2,306,801	51,819,747
	Pierre Nanterme	459,703,520	97.25%	12,984,901	2.75%	3,168,421	51,819,747
	Gilles C. Pélisson	468,975,863	99.03%	4,567,287	0.96%	2,313,692	51,819,747
	Paula A. Price	473,066,283	99.89%	500,358	0.11%	2,290,201	51,819,747
	Arun Sarin	471,741,720	99.62%	1,822,078	0.38%	2,293,044	51,819,747
	Wulf von Schimmelmann	430,750,178	90.96%	42,830,814	9.04%	2,266,850	51,819,747
	Frank K. Tang	473,221,377	99.93%	340,415	0.07%	2,295,050	51,819,747
2.	To approve, in a non-binding vote, the compensation of Accenture’s named executive officers	458,342,790	96.88%	14,761,808	3.12%	2,752,244	51,819,747
3.	To approve an amendment to the Amended and Restated Accenture plc 2010 Share Incentive Plan to increase the number of shares available for issuance, establish limits on annual compensation granted to Accenture’s non-employee directors and make other amendments	452,697,192	95.13%	20,823,526	4.38%	2,336,123	51,819,748
4.	To approve an amendment to the Accenture plc 2010 Employee Share Purchase Plan to increase the number of shares available for issuance and make other amendments	467,327,066	98.21%	6,308,416	1.33%	2,221,360	51,819,747
5.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as Accenture’s independent auditors and to authorize, in a binding vote, the Audit Committee of the Board to determine KPMG’s remuneration	519,443,163	99.20%	4,176,553	0.80%	4,056,873	0
6.	To amend Accenture’s Articles of Association to implement “proxy access”	455,124,073	96.09%	18,520,268	3.91%	2,212,501	51,819,747
7A.	To amend Accenture’s Articles of Association to enhance the advance notice provisions and make certain administrative amendments	470,832,140	99.39%	2,872,326	0.61%	2,152,376	51,819,747
7B.	To amend Accenture’s Memorandum of Association to make certain administrative amendments	472,567,430	99.80%	943,005	0.20%	2,346,407	51,819,747

8A.	To amend Accenture’s Articles of Association to provide for plurality voting in the event of a contested election	469,404,544	99.17%	3,950,260	0.83%	2,502,038	51,819,747
8B.	To amend Accenture’s Articles of Association to grant the Board sole authority to determine its size	464,684,326	98.19%	8,589,242	1.81%	2,583,274	51,819,747
9.	To grant the Board the authority to issue shares under Irish law	513,682,249	97.81%	11,479,134	2.19%	2,515,206	0
10.	To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law	471,195,075	99.53%	2,245,742	0.47%	2,416,025	51,819,747
11.	To authorize Accenture and its subsidiaries to make open-market purchases of Accenture plc Class A ordinary shares under Irish law	520,858,618	99.14%	4,498,048	0.86%	2,319,923	0
12.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law	521,337,812	99.51%	2,559,859	0.49%	3,778,918	0
_______________
Percentages in chart may not total due to rounding.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

3.1	Amended and Restated Memorandum and Articles of Association
10.1	Amended and Restated Accenture plc 2010 Share Incentive Plan
10.2	Amended and Restated Accenture plc 2010 Employee Share Purchase Plan
99.1
The section entitled “Proposal No. 3 – Approval of Amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan” of the definitive proxy statement of Accenture plc on Schedule 14A filed on December 11, 2015 (the “Proxy Statement”) is incorporated herein by reference

99.2	The section entitled “Proposal No. 4 – Approval of Amended and Restated Accenture plc 2010 Employee Share Purchase Plan” of the Proxy Statement is incorporated herein by reference
99.3	The section entitled “Proposal No. 6 – Vote to Amend the Company’s Articles of Association to Implement Proxy Access” of the Proxy Statement is incorporated herein by reference
99.4
The section entitled “Proposal No. 7 – Amend the Company’s: (A) Articles of Association to Enhance the Advance Notice Provisions and Make Certain Administrative Amendments; and (B) Memorandum of Association to Make Certain Administrative Amendments” of the Proxy Statement is incorporated herein by reference

99.5
The section entitled “Proposal No. 8 – Vote to Amend the Company’s Articles of Association to: (A) Provide for a Plurality Voting Standard in the Event of a Contested Election; and (B) Grant the Board Sole Authority to Determine its Size” of the Proxy Statement is incorporated herein by reference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 3, 2016	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association
10.1	Amended and Restated Accenture plc 2010 Share Incentive Plan
10.2	Amended and Restated Accenture plc 2010 Employee Share Purchase Plan
99.1
The section entitled “Proposal No. 3 – Approval of Amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan” of the definitive proxy statement of Accenture plc on Schedule 14A filed on December 11, 2015 (the “Proxy Statement”) is incorporated herein by reference

99.2	The section entitled “Proposal No. 4 – Approval of Amended and Restated Accenture plc 2010 Employee Share Purchase Plan” of the Proxy Statement is incorporated herein by reference
99.3	The section entitled “Proposal No. 6 – Vote to Amend the Company’s Articles of Association to Implement Proxy Access” of the Proxy Statement is incorporated herein by reference
99.4
The section entitled “Proposal No. 7 – Amend the Company’s: (A) Articles of Association to Enhance the Advance Notice Provisions and Make Certain Administrative Amendments; and (B) Memorandum of Association to Make Certain Administrative Amendments” of the Proxy Statement is incorporated herein by reference

99.5
The section entitled “Proposal No. 8 – Vote to Amend the Company’s Articles of Association to: (A) Provide for a Plurality Voting Standard in the Event of a Contested Election; and (B) Grant the Board Sole Authority to Determine its Size” of the Proxy Statement is incorporated herein by reference